UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 24, 2010

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 24, 2010, Stuart M. Brightman, President and Chief Executive Officer of TETRA Technologies, Inc. (“TETRA”), and Joseph M. Abell, Sr. Vice President and Chief Financial Officer of TETRA, will make a presentation at the Howard Weil 38th Annual Energy Conference which will include the material attached to this Current Report on Form 8-K as Exhibit 99.1. A copy of the press release announcing that Mr. Brightman and Mr. Abell will be presenting at the conference is attached as Exhibit 99.2. Exhibits 99.1 and 99.2 are incorporated in this Item 7.01 by reference. The presentation materials will also be posted in the Investor Relations section of TETRA’s website, http://www.tetratec.com, on March 24, 2010.

The Company has included in the presentation materials projections of revenues and earnings per share that are prepared in accordance with generally accepted accounting principles, or “GAAP.” The Company has supplemented the guidance that it provides in accordance with GAAP included in the presentation materials with a disclosure concerning anticipated free cash flow, a non-GAAP financial measure. The method the Company uses to produce this non-GAAP financial measure may differ from the methods used by other companies. Free cash flow is not a measure of financial performance under GAAP and the Company’s reference to this non-GAAP financial measure should be considered in addition to the financial information and guidance that is prepared under GAAP and should not be considered as a substitute for the financial information and guidance that are presented as consistent with GAAP. The Company’s management uses the supplemental non-GAAP financial information internally to understand, manage and evaluate the Company’s business, to make operating decisions and for planning and forecasting purposes. Reconciliation to the nearest GAAP financial measure of the non-GAAP financial measure is posted in the Investor Relations section of TETRA’s website, http://www.tetratec.com.

The information furnished in Item 7.01, Exhibit 99.1 and Exhibit 99.2 to this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Howard Weil Conference Presentation
99.2	Press Release dated March 24, 2010, issued by TETRA Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.
By:	/s/Stuart M. Brightman
Stuart M. Brightman
President & Chief Executive Officer
Date: March 24, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Howard Weil Conference Presentation
99.2	Press Release dated March 24, 2010, issued by TETRA Technologies, Inc.